Mainland China Contribution Plan and Profit Appropriation	12 Months Ended
Dec. 31, 2011
Mainland China Contribution Plan and Profit Appropriation
13	Mainland China Contribution Plan and Profit Appropriation

(a)	China contribution plan

Full-time employees of the Group are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a PRC government mandated multi-employer defined contribution plan. The Group is required to make contributions to the Chinese government based on certain percentages of the employees’ salaries. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees and the Group’s obligations are limited to the amounts contributed. The total contribution for such employee benefits were not material for the periods presented.

(b)	Statutory reserves

Universal is required to make appropriations to reserves, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net income determined in accordance with the legal requirements in the PRC until the reserve is equal to 50% of the entities’ registered capital. Appropriation to the discretionary surplus reserve is made at the discretion of the Board of Directors. Statutory surplus reserve and discretionary surplus reserve are established for the purpose of offsetting accumulated losses, enlarging productions or increasing share capital. The Group had appropriated RMB6,549,763, nil, and nil to the statutory surplus reserve for the years ended December 31, 2009, 2010 and 2011 for Universal in accordance with the PRC GAAP.